UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2024

Blackstone Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(212) 583-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2024, the Board of Directors (the “Board”) of Blackstone Real Estate Income Trust, Inc. (the “Company”) promoted Wesley LePatner, the Company’s current Chief Operating Officer and a director, to be the Company’s new Chief Executive Officer, effective January 1, 2025. Ms. LePatner will continue to serve as the Company’s Chief Operating Officer until such effective time of her new role.

Ms. LePatner’s appointment coincides with the notice of retirement of Frank Cohen, the Company’s current Chairman of the Board and Chief Executive Officer. Mr. Cohen delivered his retirement notice with respect to his position as Chief Executive Officer of the Company on August 21, 2024, with an effective date of January 1, 2025. Mr. Cohen will continue to serve as Chairman of the Board.

Ms. LePatner, 43, has been a director and the Chief Operating Officer of the Company since July 2016. She is a Senior Managing Director with Blackstone Real Estate and the Global Head of Blackstone’s Core+ real estate business as well as a member of Blackstone Real Estate’s Investment Committee. Prior to joining Blackstone Inc. in 2014, Ms. LePatner spent over a decade at Goldman Sachs. Ms. LePatner received a BA in History from Yale University, summa cum laude and Phi Beta Kappa and serves on the boards of The Abraham Joshua Heschel School and Yale University Library Council.

There are no family relationships between Ms. LePatner and any director or executive officer of the Company and there are no transactions between Ms. LePatner and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 22, 2024, the Company issued a press release announcing the foregoing leadership changes. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Blackstone Real Estate Income Trust, Inc., dated August 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: August 22, 2024
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary